UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — July 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

The George Putnam Fund of Boston

Annual report 7|31|09

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

10 CENTS
THREE CENTS
4¢
U.S. POSTAGE 3¢

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

The George
Putnam Fund
of Boston

Annual report
7 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	21
Financial statements	23
Federal tax information	49
About the Trustees	50
Officers	54

Message from the Trustees

Dear Fellow Shareholder:

The stock market has enjoyed a sharp rebound since late March, with the S&P 500 Index moving into positive territory for the year. Investors have also begun to return to bonds that carry some degree of credit risk, pushing prices of those securities up and prices of safe-haven U.S. Treasuries lower. While these are bullish trends, we caution investors that the recovery is still in its early stages. The markets may well pause in the coming months as they return to full health.

We are pleased to report that, in many instances, Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team today is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the recent arrival of several senior portfolio managers, research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 21 for details). Please be on the lookout for a proxy mailing from Putnam and be sure to vote promptly. You can vote online, by phone, or by returning your signed proxy card.

In other developments, Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds, and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

Also, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

About the fund
Providing the benefits of balanced investing for over 70 years

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, the credit crisis and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course.

When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

Consider these risks before you invest: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Growth of a $10,000 investment
since fund inception, 11/5/37, through 7/31/09
Plotted on a logarithmic scale so that comparable
percentage changes appear similar

$3,502,907
8.51%
annualized return at NAV
$1,000,000
$100,000
$10,000
$10,000
1941
U.S. enters WWII
1951
Color TV introduced in the U.S.
1955
First polio vaccine developed
1959
Hawaii becomes 50th U.S. state
1969
Astronauts land on the moon
1973
Oil embargo leads to record-high oil prices and gas rationing
1981
First space shuttle launched
1989
Collapse of Berlin Wall
1993
First Web browser introduced
2000
Nasdaq peaks over 5000
2008
Oil hits record high of $145.29 per barrel

Over seven eventful decades, the fund's balance of stocks and bonds has served shareholders by providing income and building wealth.

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. A 1% short-term trading fee may apply. The period illustrated is longer than the investment horizon of many investors.

2

3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 7/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. The Russell 1000 Value Index replaces the S&P 500/Citigroup Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* The benchmarks and Lipper group were not in existence at the time of the fund’s inception. The Russell 1000 Value Index and the George Putnam Blended Index commenced 12/31/78. The Lipper average commenced 12/31/59.

“Our strategy is to continue to favor high-quality
companies with more stable revenues and
earnings profiles than their industry peers.”

David Calabro, Portfolio Manager, The George Putnam Fund of Boston

Allocations are represented as a percentage of net assets, they represent equities and not bond holdings, and may not equal 100%. Holdings and allocations may vary over time.

Interview with your
fund’s Portfolio Managers

David Calabro and Raman Srivastava

David, can we begin with a discussion of the big change in market conditions during the second half of the fund’s fiscal year?

Equity markets reversed course during March 2009 and a strong rally ensued, which carried through to the very end of the period. Fixed-income securities also generally advanced, for the same fundamental reason — the success of government efforts at restoring more normal conditions in financial markets, and averting some of the most dire scenarios for the U.S. and global economies.

This turnaround helped the fund to make up some of the ground lost during the first half of the fiscal year. The fund’s return of –22.58% for the full year was disappointing, but it does mark a significant improvement over where the fund stood six months ago. This result is in line with the –22.94% return of the fund’s equity benchmark, the Russell 1000 Value Index, but was well behind the average return of balanced funds tracked by Lipper. The fund also underperformed the George Putnam Blended Index. The underperformance resulted primarily from the performance of fixed-income holdings in the first half of the fiscal year.

Raman, can you give us more background on the performance of bonds in the portfolio?

We saw a strong recovery in bond prices beginning in late 2008, even before equity markets rallied. This was especially gratifying because of the unusually poor results in many sectors that we described in the fund’s semiannual update. We had built positions in the highest-grade securities of the mortgage-backed market based on our fundamental research, which indicated the bonds were significantly undervalued. These bonds performed as we expected, continuing to pay an attractive level of interest without default. However, during the credit crisis of 2008, the prices of bonds in distressed sectors such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS), fell sharply, in spite of their quality.

Fortunately, beginning in the final months of 2008, prices in these sectors rose vigorously, returning to levels that we believed better approximated their true fundamental worth. We used the opportunity provided by this rally to shift the fund to a more conservative profile, and this shift led to an increase in portfolio turnover this year. We sold many of the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

mortgage-backed securities, and redeployed assets to add to positions in investment-grade corporate bonds, where we found many attractively valued securities. In doing so, we have diversified the risk on the fixed-income side of the portfolio, and eliminated, in favor of simpler positioning, some of the more complex strategies that we had used.

IN THE NEWS

Is the Great Recession over? Federal Reserve Board Chairman Ben Bernanke observed recently that the economy appeared to be “leveling out,” and a wealth of positive economic news corroborates that view. The stock market is up more than 45% since March, home sales have risen for three straight months, and many big companies are reporting higher profits. Certainly, dark clouds in some data continue to cast a shadow. The nation’s unemployment rate remained high at 9.4% for the month of July and may rise further. And consumer spending is still weak. Nonetheless, upward revisions of GDP growth are streaming in. Moody’s Economy.com, for example, has revised its third-quarter GDP outlook to 1.6% from 1.1%, and its fourth-quarter estimate to 2.1% from 0.2%.

How does repositioning the bond holdings affect the overall fund?

The fixed-income portion of the portfolio is smaller than it was six months ago, and more neutrally positioned relative to the overall bond market. We believe this will reduce the volatility in the overall portfolio.

David, that brings us back to the stock holdings. Let’s start by discussing contributors to performance.

The 12-month period was incredibly volatile for all stocks. Large-capitalization value stocks (as measured by the Russell 1000 Value Index) declined by more than 20% during the period. The equity portion of the fund saw a similar decline.

We focus our investments primarily in large, well-known U.S. companies. We look for companies with attractive valuations that are performing well versus their industry peers. Examples of our holdings that contributed strong results include Hospira, a supplier to the health-care industry. Another example is TJX, a discount retailer that has taken market share from its competitors during this economic downturn. This stock did well for the portfolio. In the energy sector, holding Occidental Petroleum increased its production profile over the past year and also performed well for the portfolio.

What were some of the detractors from performance?

Prices of commodities and basic materials were at a peak last summer and some of our investments in that area lost value

Top 10 equity holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (2.4%)	Energy	Oil and gas
JPMorgan Chase & Co. (2.3%)	Financials	Banking
Chevron Corp. (2.1%)	Energy	Oil and gas
Pfizer, Inc. (1.6%)	Health care	Pharmaceuticals
AT&T, Inc. (1.6%)	Communication services	Regional Bells
Wells Fargo & Co. (1.4%)	Financials	Banking
Verizon Communications, Inc. (1.3%)	Communication services	Regional Bells
Philip Morris International, Inc. (1.3%)	Consumer staples	Tobacco
Johnson & Johnson (1.2%)	Health care	Pharmaceuticals
Goldman Sachs Group, Inc. (The) (1.1%)	Financials	Investment banking/Brokerage

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

during the subsequent pullback in commodity prices. In particular, our positions in United States Steel and Reliance Steel & Aluminum had a negative impact on performance, and we sold these positions before the end of the period. In addition, capital goods companies and companies that sell into the construction industry were also hurt during the past year as global economic activity declined. One of our fund holdings in this industry, Caterpillar, is an excellent company, we believe, but it could not overcome the weakening fundamental condition of its industry, and the stock lost considerable value over the period.

Although our positioning within the financials sector benefited the fund relative to its benchmark over the 12-month period, it became detrimental in recent months. In hindsight, we did not take full advantage of some of the opportunities in finan-cial stocks that sold off so sharply from September through February, but that have rallied strongly since March. The fund held significant positions in JPMorgan, Bank of America, Wells Fargo, and Goldman Sachs, but we remained cautious on many other stocks that have made significant moves off the March lows.

What changes have you made to the equity portfolio?

We are respectful of the fund’s 71-year heritage and its place as one of the first balanced funds in the industry. We strive to have a classic balanced fund allocation of 60% stocks and 40% bonds [see chart below]. The equity holdings are primarily large U.S. companies, chosen with a value-oriented investment style. Given the many uncertainties in the global economy today, we have expanded the number of stocks in the portfolio. We believe we have a well-diversified portfolio, emphasizing companies with solid cash flows and strong balance sheets. An example of a recent addition is Johnson & Johnson, a health-care company that sells everything from simple bandages to advanced medical instruments. Another large position is Pfizer. Critics of the company argue that it will be unable to replace revenues from products that face patent expiration and from near-term competition from generic imitations, but we believe the stock price is very attractive and more than compensates investors for these risks. The company is undertaking a merger with Wyeth that we believe enhances its product line and its future growth and competitiveness.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Raman, what is your outlook for the fixed-income holdings?

We have a pessimistic outlook for the housing sector, and so we are favoring Aaa-rated mortgage securities that receive the first cash flows from the payers. This positioning should help to protect the fund from default risk, and still provide an attractive income stream. The fund has an overweight to corporate bonds because we anticipate yield spreads to tighten, or, in other words, we think these bonds are among the most likely to experience price appreciation. At this time, the fund has underweights to agency mortgage pass-through securities and to Treasuries.

David, what is your outlook for equities?

We have seen a significant recovery as the markets and economy have stabilized. I think the worst of the recession is over, but the next question is how strong the recovery will be. We are cautious about consumer spending given the high level of unemployment and the need for households to save more over the next several years. This could make for a weak overall economic recovery by restraining growth in consumer spending. Our strategy is to continue to favor high-quality companies with more stable revenues and earnings profiles than those of their industry peers.

Thank you both.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Twice during the past six months, in February and in May, the fund’s dividend was reduced, first by approximately 18% and then by approximately 24%, to a final level of $0.098 per class A share. These changes reflected declining bond yields, reductions in equity dividends by many companies, and the fund’s smaller position in mortgage-backed securities. The dividend reductions for other share classes of the portfolio may vary slightly.

Portfolio Manager David Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

 Portfolio Manager Raman Srivastava is a Portfolio Construction Specialist. He has an M.S. from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.51%	8.42%	7.49%	7.49%	7.69%	7.69%	7.77%	7.71%	8.24%	8.57%

10 years	–0.44	–6.17	–7.76	–7.76	–7.63	–7.63	–5.23	–8.52	–2.77	2.08
Annual average	–0.04	–0.63	–0.80	–0.80	–0.79	–0.79	–0.54	–0.89	–0.28	0.21

5 years	–12.73	–17.74	–16.00	–17.20	–15.90	–15.90	–14.85	–17.85	–13.73	–11.62
Annual average	–2.69	–3.83	–3.43	–3.70	–3.40	–3.40	–3.16	–3.86	–2.91	–2.44

3 years	–24.25	–28.60	–26.01	–27.68	–25.87	–25.87	–25.36	–27.96	–24.70	–23.68
Annual average	–8.84	–10.62	–9.55	–10.24	–9.50	–9.50	–9.29	–10.36	–9.02	–8.61

1 year	–22.58	–27.01	–23.23	–26.86	–23.17	–23.90	–22.99	–25.68	–22.71	–22.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 7/31/99 to 7/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $9,224 and $9,237, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,148 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,723 and $10,208, respectively.

Comparative index returns For periods ended 7/31/09

			Barclays Capital		Lipper
	Russell 1000	S&P 500/Citigroup	Aggregate	George Putnam	Balanced Funds
	Value Index	Value Index	Bond Index	Blended Index†	category average††

Annual average (life of fund)	—*	—*	—*	—*	—*

10 years	9.81%	–1.40%	82.46%	43.85%	20.80%
Annual average	0.94	–0.14	6.20	3.70	1.78

5 years	–1.44	–1.55	28.50	14.56	9.21
Annual average	–0.29	–0.31	5.14	2.76	1.71

3 years	–25.81	–25.60	20.86	–6.01	–5.84
Annual average	–9.47	–9.39	6.52	–2.04	–2.05

1 year	–22.94	–23.66	7.85	–8.95	–10.94

Index and Lipper results should be compared to fund performance at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The Russell 1000 Value Index replaces the S&P 500/Citigroup Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* The benchmarks were not in existence at the time of the fund’s inception. The Russell 1000 Value Index and the George Putnam Blended Index commenced 12/31/78. The S&P 500/Citigroup Value Index commenced 6/30/95. The Barclays Capital Aggregate Bond Index commenced 12/31/75. The Lipper Balanced Funds category average commenced 12/31/59.

† The Blended Index is composed of 60% Russell 1000 Value Index and 40% Barclays Capital Aggregate Bond Index.

†† Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/09, there were 811, 679, 512, and 269 funds, respectively, in this Lipper category.

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.4433		$0.3720	$0.3728	$0.3990		$0.4228	$0.4671

Capital gains — Long-term	0.0940		0.0940	0.0940	0.0940		0.0940	0.0940

Capital gains — Short-term	—		—	—	—		—	—

Return of capital*	0.0977		0.0820	0.0822	0.0880		0.0932	0.1029

Total	$0.6350		$0.5480	$0.5490	$0.5810		$0.6100	$0.6640

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/08	$13.99	$14.84	$13.83	$13.90	$13.82	$14.32	$13.94	$14.04

7/31/09	10.14	10.76	10.02	10.08	10.01	10.37	10.11	10.17

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	3.87%	3.64%	3.19%	3.17%	3.48%	3.36%	3.68%	4.09%

Current 30-day SEC yield [2,3]	N/A	2.35	1.78	1.78	N/A	1.95	2.25	2.73

Current 30-day SEC yield [3]	N/A	2.35	1.78	1.78	N/A	1.94	2.25	2.73
(without expense limitation)

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 49.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.45%	8.36%	7.43%	7.43%	7.63%	7.63%	7.71%	7.65%	8.18%	8.51%

10 years	–7.36	–12.70	–14.10	–14.10	–14.04	–14.04	–11.84	–14.92	–9.52	–4.99
Annual average	–0.76	–1.35	–1.51	–1.51	–1.50	–1.50	–1.25	–1.60	–1.00	–0.51

5 years	–17.94	–22.68	–20.96	–22.09	–20.91	–20.91	–19.96	–22.78	–18.89	–16.88
Annual average	–3.88	–5.01	–4.60	–4.87	–4.58	–4.58	–4.36	–5.04	–4.10	–3.63

3 years	–27.08	–31.27	–28.74	–30.35	–28.66	–28.66	–28.15	–30.68	–27.57	–26.52
Annual average	–9.99	–11.75	–10.68	–11.36	–10.65	–10.65	–10.43	–11.50	–10.19	–9.76

1 year	–26.48	–30.72	–27.05	–30.49	–26.99	–27.68	–26.85	–29.39	–26.62	–26.27

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s total annual operating expenses for the	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%
fiscal year ended 7/31/08

Your fund’s annualized expense ratio for the	1.67%	2.42%	2.42%	2.17%	1.92%	1.42%
six-month period ended 7/31/09*

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.24% of average net assets for the six months ended July 31, 2009.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2009, to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$9.03	$13.06	$13.07	$11.72	$10.38	$7.68

Ending value (after expenses)	$1,180.90	$1,175.90	$1,177.50	$1,178.00	$1,180.10	$1,181.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2009, use the following calculation method. To find the value of your investment on February 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$8.35	$12.08	$12.08	$10.84	$9.59	$7.10

Ending value (after expenses)	$1,016.51	$1,012.79	$1,012.79	$1,014.03	$1,015.27	$1,017.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The George Putnam Blended Index is composed of 60% Russell 1000 Value Index and 40% Barclays Capital Aggregate Bond Index.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	97th

Three-year period	95th

Five-year period	95th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 848, 673 and 522 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31,  2009.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the

Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company (“PFTC”) entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to

Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

The George Putnam Fund of Boston	0.542%	0.570%	(0.028)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profit-ability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds.

They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underper-form their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Modernizing trust provisions of certain funds. The organizational, or “trust,” documents established many years ago for a small number of Putnam funds differ from those of most Putnam funds today. The Trustees recommend you vote to modernize these trust provisions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2009, Putnam employees had $371,000,000 and the Trustees had $33,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the “fund”) at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2009

The fund’s portfolio 7/31/09

COMMON STOCKS (59.2%)*	Shares	Value

Basic materials (1.9%)
Alcoa, Inc.	305,000	$3,586,800

Dow Chemical Co. (The)	93,000	1,968,810

E.I. du Pont de Nemours & Co.	188,200	5,821,026

Nucor Corp.	157,200	6,990,684

PPG Industries, Inc.	119,200	6,556,000

Weyerhaeuser Co.	65,900	2,309,136

		27,232,456
Capital goods (3.2%)
Avery Dennison Corp.	57,400	1,534,302

Boeing Co. (The)	49,300	2,115,463

Caterpillar, Inc.	80,500	3,546,830

Deere (John) & Co.	65,200	2,851,848

Emerson Electric Co.	76,400	2,779,432

Lockheed Martin Corp.	205,300	15,348,228

Northrop Grumman Corp.	36,500	1,627,170

Parker-Hannifin Corp.	88,700	3,927,636

Raytheon Co.	102,600	4,817,070

United Technologies Corp.	151,400	8,246,758

		46,794,737
Communication services (4.3%)
AT&T, Inc.	854,182	22,405,194

Comcast Corp. Class A	417,700	6,207,022

DIRECTV Group, Inc. (The) †	129,600	3,356,640

DISH Network Corp. Class A †	97,800	1,657,710

Motorola, Inc.	551,300	3,947,308

Telefonica SA ADR (Spain)	21,000	1,567,440

Verizon Communications, Inc.	586,800	18,818,676

Vodafone Group PLC ADR (United Kingdom)	227,900	4,690,182

		62,650,172
Conglomerates (1.5%)
3M Co.	63,100	4,449,812

General Electric Co.	920,000	12,328,000

Honeywell International, Inc.	133,800	4,642,860

		21,420,672
Consumer cyclicals (3.8%)
D.R. Horton, Inc.	101,700	1,178,703

Gap, Inc. (The)	178,900	2,919,648

Home Depot, Inc. (The)	358,400	9,296,896

Lowe’s Cos., Inc.	249,000	5,592,540

Marriott International, Inc. Class A	75,377	1,623,621

Staples, Inc.	125,400	2,635,908

Target Corp.	80,400	3,507,048

TJX Cos., Inc. (The)	273,700	9,916,151

Viacom, Inc. Class B †	200,000	4,632,000

Wal-Mart Stores, Inc.	103,600	5,167,568

Walt Disney Co. (The)	280,600	7,048,672

Whirlpool Corp.	19,100	1,090,419

		54,609,174
Consumer staples (6.7%)
Clorox Co.	144,900	8,840,349

Coca-Cola Co. (The)	18,400	917,056

CVS Caremark Corp.	329,300	11,024,964

General Mills, Inc.	121,400	7,151,674

Kimberly-Clark Corp.	164,800	9,632,560

Kraft Foods, Inc. Class A	320,062	9,070,557

Kroger Co.	401,200	8,577,656

Lorillard, Inc.	48,300	3,560,676

Newell Rubbermaid, Inc.	598,400	7,701,408

Philip Morris International, Inc.	399,300	18,607,380

Procter & Gamble Co. (The)	138,700	7,699,237

COMMON STOCKS (59.2%)* cont.	Shares	Value

Consumer staples cont.
SYSCO Corp.	101,700	$2,416,392

Yum! Brands, Inc.	27,000	957,420

		96,157,329
Energy (9.3%)
Anadarko Petroleum Corp.	84,100	4,053,620

Chevron Corp.	443,200	30,789,104

ConocoPhillips	145,200	6,346,692

Devon Energy Corp.	50,200	2,916,118

EOG Resources, Inc.	39,300	2,909,379

Exxon Mobil Corp.	498,700	35,103,493

Hess Corp.	36,500	2,014,800

Marathon Oil Corp.	253,400	8,172,150

Newfield Exploration Co. †	88,100	3,464,973

Noble Corp.	136,800	4,632,048

Noble Energy, Inc.	50,600	3,092,672

Occidental Petroleum Corp.	165,500	11,806,770

Total SA ADR (France)	269,100	14,975,415

Weatherford International, Ltd. (China) †	211,900	3,975,244

		134,252,478
Financials (11.9%)
ACE, Ltd.	153,900	7,550,334

Allstate Corp. (The)	136,300	3,667,833

Bank of America Corp.	724,800	10,719,792

Bank of New York Mellon Corp. (The)	337,200	9,219,048

Chubb Corp. (The)	234,900	10,847,682

Digital Realty Trust, Inc. R	56,900	2,307,295

Equity Residential Properties Trust R	115,948	2,782,752

Everest Re Group, Ltd.	51,000	4,091,220

Goldman Sachs Group, Inc. (The)	100,410	16,396,953

JPMorgan Chase & Co.	842,100	32,547,165

Marsh & McLennan Cos., Inc.	162,400	3,316,208

MetLife, Inc.	241,100	8,185,345

Morgan Stanley	415,640	11,845,740

PNC Financial Services Group, Inc.	151,300	5,546,658

RenaissanceRe Holdings, Ltd.	71,600	3,597,900

Simon Property Group, Inc. R	46,931	2,614,995

SunTrust Banks, Inc.	77,900	1,519,050

T. Rowe Price Group, Inc.	21,500	1,004,265

Travelers Cos., Inc. (The)	278,300	11,986,381

U.S. Bancorp	90,000	1,836,900

Wells Fargo & Co.	802,400	19,626,704

		171,210,220
Health care (9.1%)
Abbott Laboratories	94,600	4,256,054

Aetna, Inc.	89,300	2,408,421

AmerisourceBergen Corp.	49,900	984,028

Amgen, Inc. †	57,300	3,570,363

Baxter International, Inc.	84,100	4,740,717

Boston Scientific Corp. †	676,400	7,264,536

Bristol-Myers Squibb Co.	163,700	3,558,838

Covidien PLC (Ireland)	227,612	8,606,010

Genzyme Corp. †	19,300	1,001,477

Hospira, Inc. †	295,900	11,371,437

Johnson & Johnson	288,700	17,578,943

McKesson Corp.	213,000	10,894,950

Medtronic, Inc.	84,700	3,000,074

Merck & Co., Inc.	334,900	10,050,349

Pfizer, Inc.	1,442,700	22,982,211

COMMON STOCKS (59.2%)* cont.	Shares	Value

Health care cont.
WellPoint, Inc. †	134,600	$7,085,344

Wyeth	257,800	12,000,590

		131,354,342
Technology (3.5%)
Applied Materials, Inc.	161,100	2,223,180

Atmel Corp. †	1,092,600	4,556,142

Cisco Systems, Inc. †	239,100	5,262,591

Electronic Arts, Inc. †	103,100	2,213,557

EMC Corp. †	481,900	7,257,414

IBM Corp.	34,200	4,033,206

Intel Corp.	81,400	1,566,950

Microsoft Corp.	367,300	8,638,896

Nokia OYJ ADR (Finland)	171,100	2,282,474

Oracle Corp.	131,100	2,901,243

Texas Instruments, Inc.	258,700	6,221,735

Yahoo!, Inc. †	247,000	3,537,040

		50,694,428
Transportation (0.7%)
Burlington Northern Santa Fe Corp.	77,100	6,059,289

United Parcel Service, Inc. Class B	63,300	3,401,109

		9,460,398
Utilities and power (3.3%)
American Electric Power Co., Inc.	126,900	3,928,824

Dominion Resources, Inc.	55,900	1,889,420

Duke Energy Corp.	148,900	2,304,972

Edison International	278,300	8,994,656

Entergy Corp.	124,700	10,017,151

Exelon Corp.	61,400	3,122,804

FPL Group, Inc.	66,900	3,791,223

Great Plains Energy, Inc.	34,000	541,620

PG&E Corp.	249,650	10,078,371

Wisconsin Energy Corp.	72,200	3,102,434

		47,771,475
Total common stocks (cost $820,676,398)		$853,607,881

CORPORATE BONDS	Principal
AND NOTES (9.7%)*	amount	Value

Basic materials (0.5%)
ArcelorMittal sr. unsec. unsub. 9.85s,
2019 (Luxembourg)	$360,000	$413,881

Bemis Co., Inc. sr. unsec. unsub. notes
6.8s, 2019	100,000	109,393

Dow Chemical Co. (The) notes 9.4s, 2039	250,000	300,336

Dow Chemical Co. (The) sr. unsec. notes
7.6s, 2014	894,000	971,437

Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009	1,554,000	1,545,728

Freeport-McMoRan Copper & Gold, Inc. sr.
unsec. notes 8 3/8s, 2017	763,000	808,780

International Paper Co. sr. unsec. notes
9 3/8s, 2019	943,000	1,089,165

International Paper Co. sr. unsec. notes
7.4s, 2014	256,000	271,344

Mosaic Co. (The) 144A sr. unsec. unsub. notes
7 5/8s, 2016	208,000	221,422

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 6 1/2s, 2019 (Canada)	106,000	117,900

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 5 1/4s, 2014 (Canada)	29,000	30,678

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Basic materials cont.
PPG Industries, Inc. sr. unsec. unsub. notes
6.65s, 2018	$185,000	$203,363

Rio Tinto Finance USA LTD company guaranty
sr. unsec. notes 8.95s, 2014 (Australia)	282,000	327,686

Sealed Air Corp. 144A notes 5 5/8s, 2013	210,000	206,041

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	125,000	132,007

Teck Resources, Ltd. 144A sr. sec. notes
10 3/4s, 2019 (Canada)	35,000	40,731

Teck Resources, Ltd. 144A sr. sec. notes
10 1/4s, 2016 (Canada)	51,000	57,758

Teck Resources, Ltd. 144A sr. sec. notes
9 3/4s, 2014 (Canada)	43,000	47,838

Westvaco Corp. unsec. notes 7 1/2s, 2027	11,000	9,044

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	735,000	703,774

		7,608,306
Capital goods (0.3%)
Allied Waste North America, Inc. sec. notes
6 1/2s, 2010	145,000	150,075

Allied Waste North America, Inc. sec. notes
Ser. B, 5 3/4s, 2011	90,000	93,263

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	235,000	243,225

Boeing Co. (The) sr. unsec. unsub. notes
5 7/8s, 2040	325,000	333,642

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN, 4.85s, 2012	820,000	857,636

Eaton Corp. notes 5.6s, 2018	152,000	151,457

John Deere Capital Corp. sr. unsec. notes
Ser. MTN, 5.35s, 2018	335,000	338,424

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)	767,000	660,150

Parker Hannifin Corp. sr. unsec. unsub. notes
Ser. MTN, 6 1/4s, 2038	975,000	1,047,410

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018	125,000	127,992

United Technologies Corp. sr. unsec. notes
6 1/8s, 2038	430,000	482,412

		4,485,686
Communication services (1.1%)
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	285,000	372,105

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	185,000	200,444

AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	245,000	259,450

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	2,369,000	2,527,167

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013	283,000	299,519

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	450,000	527,071

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013	65,000	64,675

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	290,000	350,952

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	225,000	255,566

Cox Communications, Inc. notes 7 1/8s, 2012	745,000	827,751

Cox Communications, Inc. 144A notes
5 7/8s, 2016	289,000	293,680

France Telecom notes 8 1/2s, 2031 (France)	180,000	244,381

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	122,000	135,559

Southwestern Bell Telephone debs. 7s, 2027	269,000	266,107

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Communication services cont.
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	$1,085,000	$1,252,807

TCI Communications, Inc. debs. 9.8s, 2012	467,000	539,156

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)	400,000	407,314

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	515,000	531,682

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	60,000	60,461

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	385,000	427,296

Telefonica Europe BV company guaranty
8 1/4s, 2030 (Spain)	595,000	760,951

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	640,000	727,732

Time Warner Cable, Inc. company guaranty
sr. unsec. notes 7 1/2s, 2014	150,000	169,983

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	355,000	384,026

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	110,000	140,578

Verizon New England, Inc. sr. notes
6 1/2s, 2011	742,000	798,204

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	850,346

Verizon Pennsylvania, Inc. debs.
8.35s, 2030	980,000	1,076,998

Verizon Wireless, Inc. 144A notes
5.55s, 2014	690,000	750,407

		15,502,368
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	680,000	727,374

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019	280,000	321,163

		1,048,537
Consumer cyclicals (0.4%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	279,000	279,000

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	565,000	597,668

DaimlerChrysler NA Holding Corp. company
guaranty sr. unsec. unsub. notes
5 7/8s, 2011 (Germany)	312,000	321,714

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	630,000	649,579

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2011	265,000	269,057

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	1,045,000	1,100,963

News America Holdings, Inc. debs.
7 3/4s, 2045	160,000	164,526

Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	660,234

Target Corp. bonds 6 1/2s, 2037	405,000	428,328

Time Warner Entertainment Co., LP debs.
Ser. *, 8 3/8s, 2023	170,000	198,184

Time Warner, Inc. debs. 9.15s, 2023	340,000	384,972

Time Warner, Inc. debs. 9 1/8s, 2013	592,000	685,418

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	110,000	118,077

		5,857,720

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Consumer staples (0.7%)
Altria Group, Inc. company guaranty sr.
unsec. notes 9 1/4s, 2019	$220,000	$263,091

Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	275,000	318,846

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. notes 8.2s, 2039	165,000	207,532

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,115,102

Coca-Cola Co. (The) sr. unsec. unsub. notes
4 7/8s, 2019	35,000	36,707

CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	1,243,000	957,110

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	482,364	500,923

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	565,000	596,712

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	395,000	418,427

Diageo PLC company guaranty 8s,
2022 (Canada)	760,000	851,958

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	141,260

HJ Heinz Finance Co. 144A company guaranty
7 1/8s, 2039	360,000	396,153

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	844,537

Kroger Co. company guaranty 6 3/4s, 2012	275,000	300,399

Kroger Co. company guaranty 6.4s, 2017	500,000	545,812

McDonald’s Corp. sr. unsec. Ser. MTN,
6.3s, 2038	535,000	594,882

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	612,984

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	540,000	573,807

Supervalu, Inc. notes 7 7/8s, 2009	520,000	520,000

Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	640,000	651,341

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	325,000	346,474

		10,794,057
Energy (0.5%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	185,000	198,682

Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	10,000	10,025

ConocoPhillips company guaranty sr. unsec.
bond 5.9s, 2038	45,000	47,806

ConocoPhillips company guaranty sr. unsec.
notes 5.2s, 2018	20,000	21,003

ConocoPhillips notes 6 1/2s, 2039	265,000	301,753

Devon Energy Corp. sr. notes 6.3s, 2019	265,000	290,673

EnCana Corp. sr. unsec. notes 6 1/2s,
2019 (Canada)	175,000	197,241

EOG Resources, Inc. sr. unsec. notes
5 5/8s, 2019	205,000	220,586

Forest Oil Corp. sr. notes 8s, 2011	610,000	622,200

Halliburton Co. sr. unsec. notes 7.45s, 2039	235,000	291,187

Husky Energy, Inc. sr. notes 5.9s,
2014 (Canada)	165,000	177,127

Kerr-McGee Corp. sec. notes 6.95s, 2024	140,000	141,282

Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	225,000	235,174

Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	650,000	615,875

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Energy cont.
Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	$325,000	$344,545

Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	746,638

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	200,000	206,140

Ras Laffan Liquefied Natural Gas Co., Ltd.
144A company guaranty sr. notes 5 1/2s,
2014 (Qatar)	675,000	689,840

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	245,000	247,426

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	280,000	291,451

Weatherford International, Ltd. sr. notes
5 1/2s, 2016 (China)	455,000	453,952

Williams Cos., Inc. (The) 144A sr. unsec.
notes 8 3/4s, 2020	325,000	367,250

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	225,000	251,714

XTO Energy, Inc. sr. unsec. unsub. notes
6 1/2s, 2018	180,000	199,975

		7,169,545
Financials (3.1%)
Aflac, Inc. sr. notes 8 1/2s, 2019	160,000	179,780

AGFC Capital Trust I 144A company
guaranty 6s, 2067	620,000	133,300

Allstate Life Global Funding Trusts notes
Ser. MTN, 5 3/8s, 2013	326,000	341,310

American Express Bank FSB notes Ser.
BKN1, 5.55s, 2012	1,160,000	1,184,892

American Express Bank FSB sr. unsec.
FRN Ser. BKNT, 0.576s, 2017	545,000	398,993

Bank of America NA sub. notes Ser. BKNT,
5.3s, 2017	315,000	286,880

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 1.079s, 2027	2,245,000	1,168,882

Barclays Bank PLC sr. unsec. unsub. notes
6 3/4s, 2019	365,000	396,272

Barclays Bank PLC 144A sub. notes
10.179s, 2021	624,000	730,192

Bear Stearns Cos., Inc. (The) notes Ser. MTN,
6.95s, 2012	550,000	609,622

Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	500,000	536,318

Bear Stearns Cos., Inc. (The) sr. unsec. notes
7 1/4s, 2018	331,000	371,060

Bosphorus Financial Services, Ltd. 144A sr.
notes FRN 2.683s, 2012	1,634,875	1,428,845

Capital One Bank USA NA sub. notes
8.8s, 2019	385,000	409,809

Capital One Capital III company guaranty
7.686s, 2036	320,000	249,600

Capital One Financial Corp. sr. unsec. unsub.
notes FRN Ser. MTN, 0.93s, 2009	240,000	239,628

Chubb Corp. (The) sr. notes 6 1/2s, 2038	765,000	838,284

Citigroup, Inc. sr. unsec. notes 6s, 2017	795,000	727,703

Citigroup, Inc. sr. unsec. unsub. notes
6 1/8s, 2017	700,000	643,733

Citigroup, Inc. sr. unsec. unsub. notes
5 1/4s, 2012	1,270,000	1,258,945

Citigroup, Inc. sr. unsec. unsub. notes FRN
1.07s, 2010	905,000	881,181

Citigroup, Inc. sub. notes 5s, 2014	324,000	289,975

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Financials cont.
CNA Financial Corp. unsec. notes 6s, 2011	$730,000	$708,319

Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s,
2049 (United Kingdom)	354,000	237,180

Deutsche Bank AG/London notes 4 7/8s,
2013 (United Kingdom)	575,000	600,730

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	285,000	182,400

Dresdner Funding Trust I 144A bonds
8.151s, 2031	350,000	168,000

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	361,000	298,490

Duke Realty LP sr. unsec. notes 6 1/4s, 2013	35,000	33,021

Fleet Capital Trust V bank guaranty
FRN 1.613s, 2028	187,000	98,893

Fund American Cos., Inc. notes 5 7/8s, 2013	272,000	252,939

GATX Financial Corp. notes 5.8s, 2016	560,000	496,594

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 1.158s, 2012	1,720,000	1,579,438

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 1.156s, 2016	455,000	366,454

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 6 7/8s, 2039	1,589,000	1,551,347

General Electric Capital Corp. sub. notes
FRN 6 3/8s, 2067	355,000	251,917

Goldman Sachs Group, Inc. (The) sr. notes
7 1/2s, 2019	760,000	887,470

Goldman Sachs Group, Inc. (The) sr. notes
5.45s, 2012	302,000	321,718

Goldman Sachs Group, Inc. (The) sub. notes
6 3/4s, 2037	745,000	748,020

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	15,000	13,643

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017	295,000	261,393

Health Care REIT, Inc. sr. notes 6s, 2013 R	385,000	360,953

Highwood Properties, Inc. sr. unsec. bonds
5.85s, 2017 R	1,005,000	819,959

HSBC Finance Capital Trust IX FRN
5.911s, 2035	2,000,000	1,100,000

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	905,000	852,781

JPMorgan Chase Bank NA sub. notes
Ser. BKNT, 6s, 2017	1,000,000	1,039,075

JPMorgan Chase Capital XVIII bonds
Ser. R, 6.95s, 2036	499,000	445,973

JPMorgan Chase Capital XXV bonds
Ser. Y, 6.8s, 2037	780,000	713,038

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	1,289,000	1,116,480

Liberty Mutual Insurance 144A notes
7.697s, 2097	1,060,000	695,885

Massachusetts Mutual Life Insurance Co.
144A notes 8 7/8s, 2039	495,000	530,773

Merrill Lynch & Co., Inc. jr. sub. bonds
7 3/4s, 2038	1,565,000	1,569,080

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
0.704s, 2011	835,000	796,056

MetLife Capital Trust IV 144A jr. sub. debs.
7 7/8s, 2067	1,300,000	1,105,000

Morgan Stanley sr. unsec. notes FRN Ser.
MTN, 0.378s, 2010	1,000,000	995,927

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Financials cont.
Nationwide Financial Services, Inc. notes
5 5/8s, 2015	$465,000	$419,085

Nationwide Health Properties, Inc. notes
6 1/2s, 2011 R	650,000	630,186

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	282,000	258,902

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	375,000	323,212

Nuveen Investments, Inc. sr. unsec. notes
5 1/2s, 2015	505,000	277,750

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	310,000	241,290

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	635,797

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	195,257

Prudential Holdings LLC sr. notes FRN
Ser. FSA, 1.488s, 2017	210,000	167,150

Royal Bank of Scotland Group PLC jr. sub.
notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	700,000	325,500

Simon Property Group LP sr. unsec. notes
6 3/4s, 2014 R	346,000	359,374

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	371,000	356,279

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	381,000	346,874

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	730,000	714,531

State Street Capital Trust IV company guaranty
jr. unsec. sub. bond FRB 1.629s, 2037	925,000	517,405

Travelers Cos., Inc. (The) sr. unsec. notes
5.9s, 2019	130,000	140,048

Wachovia Bank NA sr. unsec. sub. notes Ser.
BKNT, 6.6s, 2038	693,000	700,168

Wachovia Bank NA sub. notes Ser. BKNT,
6s, 2017	1,060,000	1,083,826

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	147,325

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049	435,000	441,525

Westpac Capital Trust III 144A unsec. sub.
notes FRN 5.819s, 2049 (Australia)	1,010,000	742,451

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	630,000	518,175

		44,046,260
Government (0.6%)
European Investment Bank sr. unsec. unsub.
notes 4 7/8s, 2036 (Supra-Nation)	4,000,000	3,877,960

International Bank for Reconstruction &
Development unsec. unsub. bonds
7 5/8s, 2023 (Supra-Nation)	4,000,000	5,219,524

		9,097,484
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	95,000	91,724

AstraZeneca PLC sr. unsub. notes 5.9s,
2017 (United Kingdom)	451,000	502,859

Eli Lilly & Co. sr. unsec. unsub. notes
5.95s, 2037	50,000	54,755

Express Scripts, Inc. sr. unsec. notes
7 1/4s, 2019	110,000	127,206

Express Scripts, Inc. sr. unsec. notes
6 1/4s, 2014	275,000	300,052

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	460,000	499,367

Hospira, Inc. sr. notes 5.55s, 2012	400,000	416,505

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Health care cont.
Merck & Co., Inc. sr. unsec. unsub. notes
5.85s, 2039	$128,000	$139,579

Merck & Co., Inc. sr. unsec. unsub. notes
5s, 2019	122,000	128,311

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	500,000	523,934

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	464,000	582,641

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	146,000	165,787

Roche Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2039	150,000	182,252

UnitedHealth Group, Inc. sr. unsec. notes
5.8s, 2036	180,000	159,865

UnitedHealth Group, Inc. sr. unsec. notes
5 1/2s, 2012	755,000	791,581

Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 R	470,000	441,800

WellPoint, Inc. notes 7s, 2019	155,000	164,954

		5,273,172
Technology (0.2%)
Corning, Inc. sr. unsec. unsub. notes
6 5/8s, 2019	150,000	162,614

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	85,000	88,379

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	760,000	784,156

IBM Corp. sr. unsec. notes 5.7s, 2017	320,000	357,791

Nokia Corp. sr. unsec. notes 6 5/8s,
2039 (Finland)	110,000	123,288

Nokia Corp. sr. unsec. notes 5 3/8s,
2019 (Finland)	50,000	52,218

Xerox Corp. sr. notes 8 1/4s, 2014	171,000	184,480

Xerox Corp. sr. notes 6.4s, 2016	1,030,000	1,018,958

		2,771,884
Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	100,000	82,000

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	275,000	301,621

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	1,449,547	1,183,193

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	817,694	788,422

Union Pacific Corp. sr. unsub. notes
5 3/4s, 2017	750,000	789,294

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	590,000	594,036

		3,738,566
Utilities and power (1.5%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	500,000	522,873

Appalachian Power Co. sr. notes Ser. L,
5.8s, 2035	510,000	470,251

Atmos Energy Corp. sr. unsub. notes
6.35s, 2017	905,000	953,427

Beaver Valley II Funding debs. 9s, 2017	292,000	288,271

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	975,000	923,733

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	1,184,167	1,139,450

Commonwealth Edison Co. 1st mtge.
6.15s, 2017	275,000	300,634

Commonwealth Edison Co. 1st mtge.
sec. bonds 5 7/8s, 2033	500,000	519,975

CORPORATE BONDS	Principal
AND NOTES (9.7%)* cont.	amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018	$495,000	$533,132

Consolidated Natural Gas Co. sr. notes
Ser. A, 5s, 2014	530,000	553,627

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	1,851,000	1,295,700

Dominion Resources, Inc. sr. unsec. unsub.
notes Ser. 07-A, 6s, 2017	10,000	10,707

Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018	419,000	442,252

El Paso Natural Gas Co. sr. unsec. notes
5.95s, 2017	120,000	122,577

El Paso Natural Gas Co. sr. unsec. unsub.
bonds Ser. *, 8 3/8s, 2032	490,000	577,665

Electricite de France 144A notes 6.95s,
2039 (France)	655,000	796,310

Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	985,000	961,263

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	200,000	213,344

Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	515,000	547,666

Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	775,000	713,969

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	266,147

ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	365,000	364,916

Kansas Gas & Electric bonds 5.647s, 2021	369,671	366,754

Nevada Power Co. mtge. sec. notes
7 1/8s, 2019	295,000	331,542

Northwestern Corp. sec. notes 5 7/8s, 2014	272,000	282,712

Oncor Electric Delivery Co. debs. 7s, 2022	292,000	332,408

Pacific Gas & Electric Co. sr. unsec. notes
6.35s, 2038	350,000	402,785

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	105,000	111,503

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	271,000	252,815

Power Receivable Finance, LLC 144A sr. notes
6.29s, 2012	559,840	552,707

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	175,000	184,291

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	296,000	214,600

Southern Natural Gas. Co. 144A notes
5.9s, 2017	460,000	461,338

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	1,080,000	1,139,577

Spectra Energy Capital, LLC sr. notes 8s, 2019	780,000	884,490

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes Ser. *, 7.2s, 2011	1,070,000	1,120,825

Texas-New Mexico Power Co. 144A
1st mtge. sec. 9 1/2s, 2019	830,000	956,611

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	665,000	671,087

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	520,000	405,600

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	960,000	1,036,848

		22,226,382
Total corporate bonds and notes
(cost $141,121,537)		$139,619,967

MORTGAGE-BACKED	Principal
SECURITIES (5.4%)*	amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029	$1,306,134	$1,443,475

Banc of America Commercial Mortgage, Inc.
FRB Ser. 05-1, Class A5, 5.083s, 2042	252,000	227,829

Banc of America Commercial Mortgage, Inc.
144A Ser. 05-1, Class XW, IO, 0.101s, 2042	240,533,817	356,952

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.238s, 2018	142,000	92,300
FRB Ser. 04-BBA4, Class G, 0.988s, 2018	449,000	314,300

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.288s, 2022	496,000	247,389
FRB Ser. 05-MIB1, Class J, 1.338s, 2022	1,400,000	490,000

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	340,309	341,670

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	3,756,475	114,197
Ser. 05-1A, IO, 2.15s, 2035	4,231,045	147,240
Ser. 04-3, IO, 2.15s, 2035	2,758,655	83,863
Ser. 06-2A, IO, 1.798s, 2036	2,490,174	148,810
Ser. 05-3A, IO, 1.6s, 2035	12,859,437	676,574
Ser. 07-5A, IO, 1.55s, 2037	9,037,684	657,040
FRB Ser. 05-1A, Class A1, 0.585s, 2035	976,936	537,315

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.191s, 2032	456,000	268,465
Ser. 04-PR3I, Class X1, IO, 0.189s, 2041	11,809,059	147,613
Ser. 05-PWR9, Class X1, IO, 0.105s, 2042	40,150,463	229,259

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.112s, 2038	19,296,679	196,633
Ser. 07-PW15, Class X1, IO, 0.09s, 2044	63,882,050	486,781
Ser. 05-PW10, Class X1, IO, 0.058s, 2040	62,411,363	145,418

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	3,722,800	23,826

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	484,324	500,771

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	26,595,613	327,126
Ser. 06-CD2, Class X, IO, 0.086s, 2046	75,693,743	195,932
Ser. 07-CD4, Class XC, IO, 0.072s, 2049	88,938,755	382,437

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	338,040
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	195,260
FRB Ser. 01-J2A, Class A2F, 0.788s, 2034	1,590,000	1,331,051
Ser. 03-LB1A, Class X1, IO, 0.502s, 2038	8,127,021	252,929
Ser. 05-LP5, Class XC, IO, 0.141s, 2043	69,422,210	382,879
Ser. 06-C8, Class XS, IO, 0.085s, 2046	56,997,110	296,705
Ser. 05-C6, Class XC, IO, 0.064s, 2044	66,273,320	248,099

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	817,733	771,736
IFB Ser. 05-R1, Class 1AS, IO,
5.576s, 2035	5,995,605	550,846
IFB Ser. 05-R2, Class 1AS, IO,
5.239s, 2035	5,777,677	501,936

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.12s, 2039	36,495,336	246,708

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.113s, 2049	121,644,658	608,223
Ser. 07-C1, Class AX, IO, 0.089s, 2040	80,352,443	358,372

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.085s, 2017	232,000	104,400
FRB Ser. 06-A, Class C, 0.885s, 2017	688,000	378,400

MORTGAGE-BACKED	Principal
SECURITIES (5.4%)* cont.	amount	Value

Criimi Mae Commercial Mortgage
Trust 144A
Ser. 98-C1, Class B, 7s, 2033	$1,261,942	$1,139,407

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92,000	88,757

CS First Boston Mortgage Securities
Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.238s, 2020	259,000	173,530
FRB Ser. 04-TF2A, Class J, 1.238s, 2016	313,000	209,710
FRB Ser. 05-TF2A, Class J, 1.188s, 2020	407,807	305,855
FRB Ser. 04-TF2A, Class H, 0.988s, 2019	627,000	482,790

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	1,869,826	1,913,032

Fannie Mae
IFB Ser. 06-70, Class SM, 52.403s, 2036	285,909	462,175
IFB Ser. 07-W2, Class 3A2, IO,
6.995s, 2037	2,763,181	309,255
IFB Ser. 04-12, Class WS, IO,
6.865s, 2033	93,938	10,132
IFB Ser. 05-65, Class KI, IO, 6.715s, 2035	11,188,628	1,419,501
IFB Ser. 05-12, Class SC, IO, 6.465s, 2035	1,931,362	207,672
IFB Ser. 07-W5, Class 2A2, IO,
6.455s, 2037	1,068,619	110,367
IFB Ser. 05-82, Class SY, IO, 6.445s, 2035	5,247,878	587,333
IFB Ser. 05-45, Class SR, IO, 6.435s, 2035	7,114,200	799,188
IFB Ser. 05-54, Class SA, IO, 6.415s, 2035	5,006,909	535,168
Ser. 06-W3, Class 1AS, IO, 5.673s, 2046	10,425,179	938,266
Ser. 03-W12, Class 2, IO, 2.216s, 2043	6,080,819	310,822
Ser. 03-W10, Class 3, IO, 1.924s, 2043	4,691,814	222,217
Ser. 03-W10, Class 1, IO, 1.881s, 2043	19,023,407	917,569
Ser. 03-W8, Class 12, IO, 1.637s, 2042	19,618,416	919,384
Ser. 03-W17, Class 12, IO, 1.144s, 2033	6,069,391	175,187
Ser. 03-T2, Class 2, IO, 0.809s, 2042	27,985,490	441,051
Ser. 03-W3, Class 2IO1, IO, 0.676s, 2042	2,569,746	43,177
Ser. 03-W6, Class 51, IO, 0.671s, 2042	8,048,437	123,749
Ser. 01-T12, Class IO, 0.565s, 2041	16,634,711	204,214
Ser. 03-W2, Class 1, IO, 0.466s, 2042	14,610,890	122,905
Ser. 02-T4, IO, 0.45s, 2041	5,942,762	52,574
Ser. 03-W3, Class 1, IO, 0.441s, 2042	19,551,350	185,886
Ser. 02-T1, Class IO, IO, 0.427s, 2031	16,020,307	137,863
Ser. 03-W6, Class 3, IO, 0.368s, 2042	11,191,884	98,678
Ser. 03-W6, Class 23, IO, 0.352s, 2042	11,845,335	100,297
Ser. 01-79, Class BI, IO, 0.327s, 2045	2,897,407	21,490
Ser. 03-W4, Class 3A, IO, 0.277s, 2042	10,830,832	94,099

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	7,044,248	86,239
Ser. T-56, Class 1, IO, 0.262s, 2043	10,884,048	72,153
Ser. T-56, Class 3, IO, 0.231s, 2043	8,334,819	76,246
Ser. T-56, Class 2, IO, 0.015s, 2043	10,032,287	10,561

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.682s, 2033	28,750,792	562,653

First Union-Lehman Brothers
Commercial Mortgage Trust II Ser. 97-C2,
Class G, 7 1/2s, 2029	832,000	682,240

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.462s, 2035	3,944,906	433,832
IFB Ser. 3118, Class SD, IO, 6.412s, 2036	6,546,870	691,259
IFB Ser. 3033, Class SG, IO, 6.362s, 2035	73,967	7,593
IFB Ser. 3114, Class TS, IO, 6.362s, 2030	10,292,254	1,247,215
IFB Ser. 3510, Class IB, IO, 6.312s, 2036	3,121,356	430,092
IFB Ser. 3510, Class IA, IO, 6.212s, 2037	5,779,736	589,013
IFB Ser. 3510, Class DI, IO, 6.192s, 2035	5,157,324	572,515

MORTGAGE-BACKED	Principal
SECURITIES (5.4%)* cont.	amount	Value

GE Capital Commercial Mortgage
Corp. 144A
Ser. 07-C1, Class XC, IO, 0.089s, 2019	$183,105,476	$564,880
Ser. 05-C3, Class XC, IO, 0.066s, 2045	228,009,345	598,315

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.926s, 2036	592,000	593,154
Ser. 05-C1, Class X1, IO, 0.216s, 2043	89,338,818	613,955

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,210,727
Ser. 06-C1, Class XC, IO, 0.07s, 2045	126,302,049	361,575

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 37.808s, 2036	239,807	328,641
IFB Ser. 04-59, Class SH, IO, 6.963s, 2034	74,872	9,575
IFB Ser. 06-16, Class GS, IO, 6.701s, 2036	700,957	78,080
IFB Ser. 04-5, Class PS, IO, 6.661s, 2033	395,000	56,212
IFB Ser. 07-35, Class NY, IO, 6.613s, 2035	113,603	10,826
IFB Ser. 07-35, Class TY, IO, 6.611s, 2035	3,064,665	232,853
IFB Ser. 04-70, Class SP, IO, 6.611s, 2034	642,892	76,921
IFB Ser. 07-26, Class SL, IO, 6.513s, 2037	186,460	22,450
IFB Ser. 04-17, Class QN, IO, 6.413s, 2034	97,646	11,383
IFB Ser. 07-58, Class PS, IO, 6.411s, 2037	4,733,435	417,451
IFB Ser. 07-59, Class SP, IO, 6.381s, 2037	4,362,581	358,286
IFB Ser. 06-29, Class SN, IO, 6.361s, 2036	669,832	66,990
IFB Ser. 07-68, Class PI, IO, 6.361s, 2037	3,930,011	353,374
IFB Ser. 04-22, Class SE, IO, 6.311s, 2034	388,874	36,214
IFB Ser. 08-2, Class SV, IO, 6.233s, 2038	1,116,459	113,285
IFB Ser. 07-9, Class AI, IO, 6.213s, 2037	3,260,456	309,773
IFB Ser. 08-34, Class SH, IO, 6.211s, 2037	95,896	8,341
IFB Ser. 06-28, Class GI, IO, 6.211s, 2035	3,487,090	254,450
IFB Ser. 05-92, Class S, IO, 6.111s, 2032	246,419	20,197
IFB Ser. 05-65, Class SI, IO, 6.061s, 2035	3,399,158	344,743
IFB Ser. 08-15, Class PI, IO, 6.011s, 2035	111,502	10,925
IFB Ser. 07-17, Class IC, IO, 5.963s, 2037	4,510,791	464,675
IFB Ser. 07-21, Class S, IO, 5.913s, 2037	4,305,488	361,829
IFB Ser. 07-62, Class S, IO, 5.863s, 2037	88,716	8,238
IFB Ser. 06-16, Class SJ, IO, 5.811s, 2036	1,669,319	148,553
IFB Ser. 04-87, Class SD, IO, 5.811s, 2034	1,500,213	138,740
Ser. 07-73, Class MO, PO, zero %, 2037	439,293	382,206
FRB Ser. 07-73, Class KI, IO, zero %, 2037	4,392,928	59,322
FRB Ser. 98-2, Class EA, PO, zero %, 2028	82,366	75,195

GS Mortgage Securities Corp. II Ser. 05-GG4,
Class A4, 4.761s, 2039	197,000	157,458

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,183,120
FRB Ser. 07-EOP, Class J, 1.154s, 2020	428,000	293,618

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	205,071	170,053
Ser. 05-RP3, Class 1A3, 8s, 2035	650,575	522,367
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	564,378	448,470

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	789,152	641,807
Ser. 05-RP1, Class 1A3, 8s, 2035	103,225	86,670
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	851,441	687,642

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) †	242,459	4,364

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 04-PNC1, Class A4, 5.393s, 2041	75,000	69,707
Ser. 05-CB12, Class A4, 4.895s, 2037	198,000	185,608
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	167,768
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,433,255
Ser. 07-LDPX, Class X, IO, 0.347s, 2049	54,418,667	586,203

MORTGAGE-BACKED	Principal
SECURITIES (5.4%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.109s, 2037	$53,742,517	$317,726
Ser. 06-LDP6, Class X1, IO, 0.062s, 2043	67,761,368	212,141

LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	545,595
Ser. 99-C1, Class G, 6.41s, 2031	765,731	175,367
Ser. 98-C4, Class G, 5.6s, 2035	634,000	494,520
Ser. 98-C4, Class H, 5.6s, 2035 F	1,074,000	755,631

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	69,283

Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.238s, 2017	733,000	503,958
FRB Ser. 05-LLFA, Class J, 1.088s, 2018	423,000	178,780

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	582,121	415,456
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,388,566	1,535,667

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.905s, 2027	4,037,384	2,557,314

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.788s, 2022	1,019,621	662,753

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.794s, 2030	644,000	382,879
FRB Ser. 05-A9, Class 3A1, 5.273s, 2035	3,015,641	2,340,979

Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	166,694
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	187,000	169,482
Ser. 05-MCP1, Class XC, IO, 0.219s, 2043	69,071,102	497,312

Merrill Lynch Mortgage Trust 144A Ser.
04-KEY2, Class XC, IO, 0.385s, 2039	14,520,743	196,030

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	2,936,462	293,646
Ser. 04-C2, Class X, IO, 6.004s, 2040	2,417,828	241,783
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,817,331	225,386
Ser. 06-C4, Class X, IO, 5.454s, 2016	8,353,685	668,295

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.599s, 2043	9,444,805	264,455

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	70,000
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	102,000
Ser. 05-HQ5, Class X1, IO, 0.144s, 2042	21,380,169	94,073

Mortgage Capital Funding, Inc. FRB Ser.
98-MC2, Class E, 7.094s, 2030	1,020,000	683,400

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 6.713s, 2035	390,944	292,419

Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT, 9.087s, 2034	321,041	298,236

PNC Mortgage Acceptance Corp.
144A Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	160,418

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.545s, 2033	709,578	122,883

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO,
0.557s, 2036	21,547,915	719,700

SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	600,000	576,000

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	757,000	552,610
Ser. 03-1A, Class M, 5s, 2018	513,000	282,150
Ser. 04-1A, Class L, 5s, 2018	337,000	188,720

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.635s, 2034	501,986	356,410

MORTGAGE-BACKED	Principal
SECURITIES (5.4%)* cont.	amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
5.965s, 2037	$38,777,547	$3,756,575
Ser. 07-4, Class 1A4, IO, 1s, 2037	41,074,625	1,214,166

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.429s, 2037	10,924,313	914,905
Ser. 06-RF4, Class 1A, IO, 5.284s, 2036	5,860,129	502,644

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.374s, 2048	97,628,788	1,381,885

Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 3.588s, 2018	771,000	231,300
Ser. 06-C27, Class XC, IO, 0.099s, 2045	45,316,793	230,756
Ser. 06-C23, Class XC, IO, 0.057s, 2045	89,451,296	268,089
Ser. 06-C26, Class XC, IO, 0.041s, 2045	34,176,746	60,972

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	55,995
Ser. 06-SL1, Class X, IO, 0.935s, 2043	7,388,790	235,998
Ser. 07-SL2, Class X, IO, 0.849s, 2049	14,656,375	411,111

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.192s, 2031	1,305,000	708,028

Total mortgage-backed securities (cost $73,805,250)		$78,356,729

ASSET-BACKED	Principal
SECURITIES (2.8%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.975s, 2035	$161,723	$56,052
FRB Ser. 05-4, Class A2C, 0.495s, 2035	241,035	210,713

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 0.435s, 2036	759,000	223,698

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s, 2035
(In default) †	59,595	6

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.695s, 2029	1,925,686	837,430

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.785s, 2036	902,000	5,282
FRB Ser. 03-8, Class M2, 2.035s, 2033	436,439	81,592

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	230,940
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	200,160

Argent Securities, Inc. FRB Ser. 03-W3,
Class M3, 2.555s, 2033	53,237	6,581

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.285s, 2033	354,192	235,196
FRB Ser. 05-WMC1, Class M1, 0.725s, 2035 564,000		248,160

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.475s, 2036	277,031	144,113
FRB Ser. 06-HE7, Class A4, 0.425s, 2036	529,000	188,841

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 0.989s, 2033	774,755	302,154

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	420,000	401,891

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.285s, 2039	3,439,267	1,754,118
FRB Ser. 04-D, Class A, 0.87s, 2044	845,855	725,415

Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 4.085s, 2039	163,328	109,968

ASSET-BACKED	Principal
SECURITIES (2.8%)* cont.	amount	Value

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.635s, 2038	$516,484	$312,473
FRB Ser. 03-SSRA, Class A, 0.985s, 2038	435,617	285,329
FRB Ser. 04-SSRA, Class A1, 0.885s, 2039	639,960	300,781

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-PC1, Class M9, 2.035s, 2035	86,411	864
FRB Ser. 05-HE1, Class M3, 1.215s, 2035	489,000	236,162
FRB Ser. 03-1, Class A1, 0.785s, 2042	348,850	277,017

Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	488,918
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,443,636

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.705s, 2035	324,987	179,016

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	4,787,239	302,539
Ser. 02-1, Class A, 6.681s, 2033	3,780,587	3,516,097

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.805s, 2035	332,000	247,279
FRB Ser. 05-14, Class 3A2, 0.525s, 2036	148,893	124,285

Credit-Based Asset Servicing and
Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	230,172
Ser. 06-MH1, Class M1, 6 1/4s, 2036	485,000	402,550
Ser. 06-MH1, Class M2, 6 1/4s, 2036	214,000	172,700

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038	1,617,000	452,760

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034
(In default) †	152,004	—

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.955s, 2035	160,810	72,300

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.095s, 2035	647,384	586,065

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	203,900	191,955

Fort Point CDO, Ltd. FRB Ser. 03-2A,
Class A2, 1.706s, 2038	616,000	12,320

Foxe Basin, Ltd. 144A FRB Ser. 03-1A,
Class A1, 1.129s, 2015	1,616,278	1,392,747

G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 2.285s, 2037	308,000	9,240

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.585s, 2019	1,680,000	1,008,000
Ser. 04-1A, Class B, 1.135s, 2018	39,957	35,961

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	1,962,000	1,881,241

GEBL 144A
Ser. 04-2, Class D, 3.038s, 2032	515,479	23,197
Ser. 04-2, Class C, 1.138s, 2032	193,148	19,315

Green Tree Financial Corp. Ser. 95-8,
Class B1, 7.3s, 2026	362,579	221,307

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	306,373	303,310

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.835s, 2030	1,141,000	114,100
FRB Ser. 05-1A, Class D, 1.815s, 2030	502,743	25,137

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 1.474s, 2036	1,325,575	490,463

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.535s, 2035	645,000	5,805
FRB Ser. 06-FRE1, Class A4, 0.575s, 2035	716,000	304,475

Lehman Manufactured Housing Ser. 98-1,
Class 1, IO, 0.807s, 2028	11,280,105	162,276

ASSET-BACKED	Principal
SECURITIES (2.8%)* cont.	amount	Value

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.285s, 2036	$2,585,000	$180,950
FRB Ser. 02-1A, Class FFL, 3.035s, 2037	5,220,000	783,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	4,942,257	2,149,882

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.905s, 2035	558,000	134,861
FRB Ser. 06-4, Class 2A4, 0.545s, 2036	813,000	218,478

Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 3.535s, 2032	4,059,503	3,082,697
FRB Ser. 02-A, Class M2, 2.535s, 2032	278,000	202,570
Ser. 02-A IO, 0.3s, 2032	108,984,374	1,325,359

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	72,134	35,786
Ser. 04-2A, Class D, 5.389s, 2026	61,860	30,639
Ser. 04-2A, Class C, 4.741s, 2026	56,911	33,874
FRB Ser. 02-1A, Class A1, 0.989s, 2024	442,844	384,404

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.435s, 2036	424,000	182,554

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	314,163	170,435
Ser. 10, Class B, 7.54s, 2036	563,386	290,923

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.965s, 2035	349,000	215,257
FRB Ser. 05-HE1, Class M3, 0.805s, 2034	349,000	239,338
FRB Ser. 06-NC4, Class M2, 0.585s, 2036	489,000	2,525

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.285s, 2039	544,000	108,800

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 1.373s, 2015	246,666	225,206

Navistar Financial Corp. Owner Trust Ser. 05-A,
Class C, 4.84s, 2014	114,350	108,133

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.36s, 2033	27,167	11,068

Oakwood Mortgage Investors, Inc. Ser. 02-C,
Class A1, 5.41s, 2032	3,211,027	2,111,250

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	441,179	365,151
Ser. 01-B, Class A3, 6.535s, 2023	127,716	92,904

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.115s, 2036	227,000	25,382
FRB Ser. 04-WHQ2, Class A3A, 0.635s, 2035	80,913	76,938

Pillar Funding PLC 144A FRB Ser. 04-2A,
Class C, 1.509s, 2011 (United Kingdom)	912,000	866,400

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 1.015s, 2035	766,873	568,807

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s, 2034
(In default) †	76,375	382

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (In default) †	214,965	2

Securitized Asset Backed Receivables,
LLC FRB Ser. 05-HE1, Class M2, 0.935s, 2035	349,000	2,091

South Coast Funding 144A FRB Ser. 3A,
Class A2, 2.156s, 2038	470,000	4,700

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.545s, 2036	814,000	17,684

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.004s, 2015	4,798,570	3,358,999

Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	2,216,890	232,773

ASSET-BACKED	Principal
SECURITIES (2.8%)* cont.	amount	Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	$1,698,000	$101,880

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.605s, 2037	359,000	106,588

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 1.404s, 2044
(United Kingdom)	591,276	70,953

Total asset-backed securities (cost $73,072,549)		$39,913,725

INVESTMENT COMPANIES (1.5%)*	Shares	Value

Financial Select Sector SPDR Fund	811,200	$10,553,712

Utilities Select Sector SPDR Fund	391,900	11,341,586

Total investment companies (cost $18,627,802)		$21,895,298

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	31,144	$2,873,034

Total convertible preferred stocks (cost $2,399,424)		$2,873,034

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Level 3 Communications, Inc. bank term loan FRN 2.698s, 2014	$624,000	$534,170

MetroPCS Wireless, Inc. bank term loan FRN 3.045s, 2013	245,809	234,748

Polypore, Inc. bank term loan FRN Ser. B, 2.57s, 2014	614,593	576,181

Sun Healthcare Group, Inc. bank term loan FRN 0.498s, 2014	104,035	92,722

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 2.677s, 2014	356,977	318,156

TW Telecom, Inc. bank term loan FRN Ser. B, 2.31s, 2013	307,273	295,414

Total senior loans (cost $2,043,929)		$2,051,391

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$222,108

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	960,000	646,675

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	1,405,000	952,548

Total municipal bonds and notes (cost $2,581,462)		$1,821,331

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (14.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.1%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, TBA, August 1, 2039	$28,000,000	$29,723,750
4 1/2s, TBA, August 1, 2039	44,000,000	44,316,250

		74,040,000
U.S. Government Agency Mortgage Obligations (9.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 6s, March 1, 2035	19,150	20,245

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, August 1, 2039	13,000,000	13,624,610
5 1/2s, TBA, August 1, 2039	29,000,000	30,042,188
5s, January 1, 2039	5,621,609	5,760,392
5s, TBA, August 1, 2039	29,000,000	29,677,423
4 1/2s, with due dates from April 1, 2038 to April 1, 2039	22,362,413	22,511,787
4 1/2s, TBA, August 1, 2039	29,000,000	29,158,595

		130,795,240
Total U.S. government and agency mortgage obligations (cost $203,889,687)		$204,835,240

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.7%)*	Principal amount	Value

Fannie Mae 2 3/4s, March 13, 2014	$27,000,000	$27,126,209

General Electric Capital Corp. FDIC guaranteed notes 1 5/8s, 2011	6,750,000	6,811,425

Goldman Sachs Group, Inc (The) FDIC guaranteed notes 1 5/8s, 2011	6,750,000	6,799,262

JPMorgan Chase & Co. FDIC guaranteed 2 5/8s, 2010	6,750,000	6,905,108

Morgan Stanley FDIC guaranteed notes 2s, 2011	2,500,000	2,534,580

Wells Fargo & Co. FDIC guaranteed notes 3s, 2011	1,100,000	1,134,730

Wells Fargo & Co. FDIC guaranteed notes 2 1/8s, 2012	1,400,000	1,409,503

Total U.S. government agency obligations (cost $52,613,353)		$52,720,817

U.S. TREASURY OBLIGATIONS (4.0%)*	Principal amount	Value

U.S. Treasury Bonds 7 1/4s, August 15, 2022	$26,900,000	$35,512,202

U.S. Treasury Notes 1 3/4s, January 31, 2014	22,600,000	22,041,179

Total U.S. treasury obligations (cost $57,579,250)		$57,553,381

SHORT-TERM INVESTMENTS (19.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	192,705,365	$192,705,365

U.S. Treasury Bills for an effective yield of 0.70%, maturity date December 17, 2009 ##	$64,150,000	63,978,591

U.S. Treasury Bills with effective yields ranging from 0.33% to 0.66%, maturity date November 19, 2009 #	27,520,000	27,467,437

Total short-term investments (cost $284,161,321)		$284,151,393

TOTAL INVESTMENTS

Total investments (cost $1,732,571,962)		$1,739,400,187

Key to holding’s abbreviations

ADR	American Depository Receipts
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $1,442,816,647.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at July 31, 2009.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at July 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at July 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

 e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At July 31, 2009, liquid assets totaling $102,109,492 have been designated as collateral for open forward commitments. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at July 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2009.

FUTURES CONTRACTS OUTSTANDING at 7/31/09	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	79	$9,265,219	Sep-09	$105,329

Total				$105,329

TBA SALE COMMITMENTS OUTSTANDING at 7/31/09 (proceeds receivable $73,553,281)		Principal	Settlement
Agency		amount	date	Value

GNMA, 6 1/2s, August 1, 2039		$28,000,000	8/20/09	$29,723,750

GNMA, 4 1/2s, August 1, 2039		44,000,000	8/20/09	44,316,250

Total				$74,040,000

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/09
			Fixed payments
Swap counterparty /	Notional	Termination	received (paid) by	Unrealized
Referenced debt*	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Meadwestvaco Corp., 6.85%, 4/1/12	$12,000	3/20/18	(177 bp)	$(993)

Credit Suisse International
Liberty Mutual Insurance, 7 7/8%,	2,755,000	12/20/13	(210 bp)	(72,641)
10/15/26

Merrill Lynch International
Supervalu, Inc., 7 1/2%, 05/15/12	520,000	8/1/09	(90 bp)	(468)

Total				$(74,102)

* Payments related to the reference debt are made upon a credit default event.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of July 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$37,763,843	$2,149,882

Common stocks:

Basic materials	27,232,456	—	—

Capital goods	46,794,737	—	—

Communication services	62,650,172	—	—

Conglomerates	21,420,672	—	—

Consumer cyclicals	54,609,174	—	—

Consumer staples	96,157,329	—	—

Energy	134,252,478	—	—

Financial	171,210,220	—	—

Health care	131,354,342	—	—

Technology	50,694,428	—	—

Transportation	9,460,398	—	—

Utilities and power	47,771,475	—	—

Total common stocks	853,607,881	—	—

Convertible preferred stocks	—	2,873,034	—

Corporate bonds and notes	—	139,619,967	—

Investment companies	21,895,298	—	—

Mortgage-backed securities	—	77,601,098	755,631

Municipal bonds and notes	—	1,821,331	—

Senior loans	—	2,051,391	—

U.S. Government and agency mortgage obligations	—	204,835,240	—

U.S Treasury obligations	—	57,553,381	—

U.S. Government Agency Obligations	—	52,720,817	—

Short-term investments	192,705,365	91,446,028	—

Totals by level	$1,068,208,544	$668,286,130	$2,905,513

	Level 1	Level 2	Level 3

Other financial instruments:	$105,329	$(74,114,102)	$(1,064,282)

Other financial instruments include futures, TBA sale commitments, swaps and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of July 31, 2009:

				Change in net
		Accrued		unrealized		Net transfers in
	Balance as of	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out	Balance as of
Investments in securities:	July 31, 2008	premiums	(loss)	(depreciation)	sales	of Level 3	July 31, 2009

Asset-backed securities	$—	$—	$—	$—	$—	$2,149,882	$2,149,882

Mortgage-backed securities	$1,678,803	—	—	—	—	(923,172)	$755,631

Totals:	$1,678,803	$—	$—	$—	$—	$1,226,710	$2,905,513

Other financial instruments	$—	$—	$—	$—	$—	$(1,064,282)	$(1,064,282)†

† Includes amount payable under receivable purchase agreement (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,539,866,597)	$1,546,694,822
Affiliated issuers (identified cost $192,705,365) (Note 6)	192,705,365

Cash	245,153

Dividends, interest and other receivables	6,988,765

Receivable for shares of the fund sold	343,739

Receivable for investments sold	77,633,547

Receivable for sales of delayed delivery securities (Note 1)	73,753,837

Total assets	1,898,365,228

LIABILITIES

Payable for variation margin (Note 1)	86,373

Payable for investments purchased	183,773,287

Payable for purchases of delayed delivery securities
(Note 1)	176,034,329

Payable for shares of the fund repurchased	13,393,703

Payable for compensation of Manager (Notes 2 and 6)	2,046,090

Payable for investor servicing fees (Note 2)	329,628

Payable for custodian fees (Note 2)	77,940

Payable for Trustee compensation and expenses (Note 2)	415,856

Payable for administrative services (Note 2)	3,646

Payable for distribution fees (Note 2)	379,593

Payable for receivable purchase agreement (Note 2)	1,064,282

Interest payable (Note 2)	3,361,412

Unrealized depreciation on swap contracts (Note 1)	74,102

TBA sales commitments, at value (proceeds receivable
$73,553,281) (Note 1)	74,040,000

Other accrued expenses	468,340

Total liabilities	455,548,581

Net assets	$1,442,816,647

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$2,553,030,638

Undistributed net investment income (Note 1)	71,968

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,118,185,408)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	7,899,449

Total — Representing net assets applicable
to capital shares outstanding	$1,442,816,647

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per
class A share ($1,146,770,014 divided by 113,139,535 shares)	$10.14

Offering price per class A share (100/94.25 of $10.14)*	$10.76

Net asset value and offering price per
class B share ($86,980,909 divided by 8,679,197 shares)**	$10.02

Net asset value and offering price per
class C share ($23,296,010 divided by 2,312,173 shares)**	$10.08

Net asset value and redemption price per
class M share ($81,025,180 divided by 8,093,300 shares)	$10.01

Offering price per class M share (100/96.50 of $10.01)*	$10.37

Net asset value, offering price and redemption price per
class R share ($1,493,417 divided by 147,782 shares)	$10.11

Net asset value, offering price and redemption price per
class Y share ($103,251,117 divided by 10,153,184 shares)	$10.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/09

INVESTMENT INCOME

Interest (including interest income of $286,718
from investments in affiliated issuers) (Note 6)	$36,716,262

Dividends (net of foreign tax of $108,445)	30,349,222

Securities lending	311,504

Total investment income	67,376,988

EXPENSES

Compensation of Manager (Note 2)	9,403,970

Investor servicing fees (Note 2)	4,956,967

Custodian fees (Note 2)	140,474

Trustee compensation and expenses (Note 2)	100,549

Administrative services (Note 2)	59,319

Distribution fees — Class A (Note 2)	3,313,450

Distribution fees — Class B (Note 2)	1,154,828

Distribution fees — Class C (Note 2)	277,636

Distribution fees — Class M (Note 2)	641,615

Distribution fees — Class R (Note 2)	10,408

Interest expense (Note 2)	3,361,412

Other	823,534

Fees waived and reimbursed by Manager (Notes 2 and 6)	(214,512)

Total expenses	24,029,650

Expense reduction (Note 2)	(199,648)

Net expenses	23,830,002

Net investment income	43,546,986

Net realized loss on investments (Notes 1 and 3)	(573,290,714)

Net realized loss on swap contracts (Note 1)	(248,665,730)

Net realized loss on futures contracts (Note 1)	(238,635,005)

Net realized gain on foreign currency transactions (Note 1)	62,925

Net realized gain on written options (Notes 1 and 3)	7,030,160

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	2,295

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options,
and TBA sale commitments during the year	327,775,976

Net loss on investments	(725,720,093)

Net decrease in net assets resulting from operations	$(682,173,107)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$43,546,986	$136,983,756

Net realized gain (loss) on investments
and foreign currency transactions	(1,053,498,364)	43,219,832

Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign currencies	327,778,271	(609,528,539)

Net decrease in net assets resulting
from operations	(682,173,107)	(429,324,951)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(59,641,849)	(110,582,286)

Class B	(4,464,032)	(9,668,928)

Class C	(1,055,552)	(1,904,069)

Class M	(3,454,174)	(5,379,758)

Class R	(98,882)	(75,390)

Class Y	(7,444,273)	(14,153,388)

Net realized short-term gain on investments

Class A	—	(100,322,461)

Class B	—	(11,660,603)

Class C	—	(2,208,422)

Class M	—	(5,622,960)

Class R	—	(65,959)

Class Y	—	(12,111,818)

From net realized long-term gain on investments

Class A	(13,098,235)	(161,440,412)

Class B	(1,164,432)	(18,764,418)

Class C	(272,167)	(3,553,826)

Class M	(814,268)	(9,048,552)

Class R	(27,165)	(106,143)

Class Y	(1,610,915)	(19,490,519)

From return of capital

Class A	(13,146,238)	—

Class B	(983,961)	—

Class C	(232,665)	—

Class M	(761,368)	—

Class R	(21,795)	—

Class Y	(1,640,864)	—

Increase in capital from settlement payments	3,562	—

Redemption fees (Note 1)	8,924	5,227

Decrease from capital share transactions
(Note 4)	(580,611,145)	(501,093,133)

Total decrease in net assets	(1,372,704,601)	(1,416,572,769)

NET ASSETS

Beginning of year	2,815,521,248	4,232,094,017

End of year (including undistributed net
investment income of $71,968 and
$5,789,547, respectively)	$1,442,816,647	$2,815,521,248

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized								Net asset	Total		Ratio	Ratio of expenses to	Ratio of net
	Net asset value,		and unrealized	Total from	From net	From net					value,	return	Net assets,	of expenses	average net assets	investment income
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	From return	Total	Redemption	Non-recurring	end of	at net asset	end of period	to average	excluding interest	(loss) to average	Portfolio
Period ended	of period	income (loss) a,b	investments	operations	income	on investments	of capital	distributions	fees c	reimbursements	period	value (%) d	(in thousands)	net assets (%) b,e	expense (%) b,e	net assets (%) b	turnover (%)

Class A
July 31, 2009	$13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	—	— i	$10.14	(22.58)	$1,146,770	1.34 j	1.14	2.61	233.21 h
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	—	—	13.99	(11.84)	2,173,291	1.00	1.00	3.80	123.75 h
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	—	(2.05)	—	—	18.10	10.99	3,184,271.96		.96	2.61	144.33 h
July 31, 2006	18.40	.42 f	.27	.69	(.50)	(.38)	—	(.88)	—	—	18.21	3.89 f	3,155,761	.90 f	.90 f	2.31 f	117.11 h
July 31, 2005	16.91	.35 g	1.47	1.82	(.33)	—	—	(.33)	—	—	18.40	10.89	3,458,405.98		.98	1.97 g	169.29 h

Class B
July 31, 2009	$13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	—	— i	$10.02	(23.23)	$86,981	2.09 j	1.89	1.85	233.21 h
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	—	—	13.83	(12.50)	206,269	1.75	1.75	2.99	123.75 h
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.90	10.15	413,532	1.71	1.71	1.82	144.33 h
July 31, 2006	18.22	.28 f	.26	.54	(.36)	(.38)	—	(.74)	—	—	18.02	3.05 f	624,026	1.65 f	1.65 f	1.58 f	117.11 h
July 31, 2005	16.73	.21 g	1.48	1.69	(.20)	—	—	(.20)	—	—	18.22	10.17	917,951	1.73	1.73	1.22 g	169.29 h

Class C
July 31, 2009	$13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	—	— i	$10.08	(23.17)	$23,296	2.09 j	1.89	1.86	233.21 h
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	—	—	13.90	(12.41)	46,134	1.75	1.75	3.03	123.75 h
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.97	10.16	69,893	1.71	1.71	1.86	144.33 h
July 31, 2006	18.30	.28 f	.25	.53	(.36)	(.38)	—	(.74)	—	—	18.09	3.01 f	70,192	1.65 f	1.65 f	1.56 f	117.11 h
July 31, 2005	16.81	.21 g	1.48	1.69	(.20)	—	—	(.20)	—	—	18.30	10.14	77,024	1.73	1.73	1.22 g	169.29 h

Class M
July 31, 2009	$13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	—	— i	$10.01	(22.99)	$81,025	1.84 j	1.64	2.13	233.21 h
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	—	—	13.82	(12.23)	128,094	1.50	1.50	3.31	123.75 h
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	—	(1.96)	—	—	17.89	10.42	176,993	1.46	1.46	2.10	144.33 h
July 31, 2006	18.22	.33 f	.26	.59	(.41)	(.38)	—	(.79)	—	—	18.02	3.34 f	187,338	1.40 f	1.40 f	1.81 f	117.11 h
July 31, 2005	16.74	.26 g	1.47	1.73	(.25)	—	—	(.25)	—	—	18.22	10.39	215,816	1.48	1.48	1.47 g	169.29 h

Class R
July 31, 2009	$13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	—	— i	$10.11	(22.71)	$1,493	1.59 j	1.39	2.30	233.21 h
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	—	—	13.94	(12.04)	4,274	1.25	1.25	3.66	123.75 h
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	—	(2.01)	—	—	18.04	10.76	2,044	1.21	1.21	2.38	144.33 h
July 31, 2006	18.36	.36 f	.27	.63	(.46)	(.38)	—	(.84)	—	—	18.15	3.57 f	1,525	1.15 f	1.15 f	2.00 f	117.11 h
July 31, 2005	16.89	.30 g	1.48	1.78	(.31)	—	—	(.31)	—	—	18.36	10.63	726	1.23	1.23	1.67 g	169.29 h

Class Y
July 31, 2009	$14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	—	— i	$10.17	(22.42)	$103,251	1.09 j	.89	2.87	233.21 h
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	—	—	14.04	(11.57)	257,459.75		.75	4.05	123.75 h
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	—	(2.10)	—	—	18.15	11.24	385,361.71		.71	2.86	144.33 h
July 31, 2006	18.46	.47 f	.26	.73	(.55)	(.38)	—	(.93)	—	—	18.26	4.09 f	493,985	.65 f	.65 f	2.59 f	117.11 h
July 31, 2005	16.95	.40 g	1.49	1.89	(.38)	—	—	(.38)	—	—	18.46	11.26	660,532.73		.73	2.23 g	169.29 h

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average net assets
July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	0.01

July 31, 2005	0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

40	41

Notes to financial statements 7/31/09

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identi-fied in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved  programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, September 15, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the coun-terparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctua-tion of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional balance of $5,520,750 in total return swap contracts during the period ended July 31, 2009.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the coun-terparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional balance of $11,892,920,450 in interest rate swap contracts during the period ended July 31, 2009.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional balance of $461,389,236 in credit default contracts during the period ended July 31, 2009.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At July 31, 2009, the fund had net unrealized losses of $74,102 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,988.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2009, the fund had no securities out on loan.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $400,923,357 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$11,900,540	July 31, 2010

5,950,320	July 31, 2011

383,072,497	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 approximately $687,241,708 of losses recognized during the period November 1, 2008 to July 31, 2009.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, income on swap contracts, interest only securities, and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2009, the fund reclassified $26,894,197 to increase undistributed net investment income and $3,387,203 to decrease paid-in-capital, with an increase to accumulated net realized losses of $23,506,994.

The tax basis components of distributable earnings as of July 31, 2009 were as follows:

Unrealized appreciation	$126,922,063
Unrealized depreciation	(150,011,385)

Net unrealized depreciation	(23,089,322)
Capital loss carryforward	(400,923,357)
Post-October loss	(687,241,708)

Cost for federal income tax purposes	$1,762,489,509

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2009, Putnam Management waived $211,728 of its management fee from the fund.

Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $4,129,699 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $112,241,035 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s net asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended July 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended July 31, 2009, the fund’s expenses were reduced by $72,598 under the expense offset arrangements and by $127,050 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,192, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $76,947 and $584 from the sale of class A and class M shares, respectively, and received $122,494 and $1,361 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $62 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,083,345,633 and $5,281,300,201, respectively. Purchases and sales of U.S. government securities aggregated $57,603,343 and no monies, respectively.

Written option transactions during the year ended July 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$1,545,477,000	$43,872,569

Options opened	155,090,000	5,821,600

Options exercised	—	—

Options expired	(446,934,000)	(12,063,606)

Options closed	(1,253,633,000)	(37,630,563)

Written options outstanding
at end of year	$—	$—

Note 4: Capital shares

At July 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	10,864,135	$117,793,046	16,056,731	$261,006,315

Shares issued in	8,127,627	68,204,534	22,051,614	347,975,308
connection with
reinvestment of
distributions

	18,991,762	185,997,580	38,108,345	608,981,623

Shares	(61,144,272)	(601,240,200)	(58,788,743)	(919,327,285)
repurchased

Net decrease	(42,152,510)	$(415,242,620)	(20,680,398)	$(310,345,662)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	636,017	$6,160,646	917,379	$14,859,933

Shares issued in	657,232	6,264,264	2,432,178	37,962,145
connection with
reinvestment of
distributions

	1,293,249	12,424,910	3,349,557	52,822,078

Shares	(7,523,910)	(75,327,957)	(11,543,939)	(184,505,086)
repurchased

Net decrease	(6,230,661)	$(62,903,047)	(8,194,382)	$(131,683,008)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	192,005	$1,913,275	308,883	$5,097,974

Shares issued in	146,683	1,397,800	428,594	6,712,587
connection with
reinvestment of
distributions

	338,688	3,311,075	737,477	11,810,561

Shares	(1,346,268)	(13,370,895)	(1,306,785)	(20,413,790)
repurchased

Net decrease	(1,007,580)	$(10,059,820)	(569,308)	$(8,603,229)

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	949,021	$9,174,013	854,157	$13,662,326

Shares issued in	525,577	4,961,198	1,271,984	19,823,462
connection with
reinvestment of
distributions

	1,474,598	14,135,211	2,126,141	33,485,788

Shares	(2,648,958)	(26,293,344)	(2,750,693)	(43,141,801)
repurchased

Net decrease	(1,174,360)	$(12,158,133)	(624,552)	$(9,656,013)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	43,414	$431,643	253,697	$3,765,550

Shares issued in	15,191	147,841	15,766	247,492
connection with
reinvestment of
distributions

	58,605	579,484	269,463	4,013,042

Shares	(217,387)	(1,981,893)	(76,230)	(1,193,862)
repurchased

Net increase	(158,782)	$(1,402,409)	193,233	$2,819,180
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,537,618	$55,582,575	4,457,341	$69,571,597

Shares issued in	1,103,663	10,696,052	2,890,613	45,755,725
connection with
reinvestment of
distributions

	6,641,281	66,278,627	7,347,954	115,327,322

Shares	(14,825,955)	(145,123,743)	(10,242,103)	(158,951,723)
repurchased

Net decrease	(8,184,674)	$(78,845,116)	(2,894,149)	$(43,624,401)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of July 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$74,102

Interest rate contracts	Receivables	105,329	Payables	—

Total		$105,329		$74,102

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended July 31, 2009 (see Note 1):

Amount of realized gain (loss) on derivatives recognized in income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(33,843,987)	$(33,843,987)

Foreign exchange contracts	—	—	62,704	—	62,704

Equity contracts	—	(109,974,068)	—	1,860,358	(108,113,710)

Interest rate contracts	41,188,788	(128,660,937)	—	(216,682,101)	(304,154,250)

Total	$41,188,788	$(238,635,005)	$62,704	$(248,665,730)	$(446,049,243)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$8,567,549	$8,567,549

Foreign exchange contracts	—	—	2,682	—	2,682

Equity contracts	—	15,749,408	—	(6,567,468)	9,181,940

Interest rate contracts	(4,016,960)	(6,608,075)	—	124,989,629	114,364,594

Total	$(4,016,960)	$9,141,333	$2,682	$126,989,710	$132,116,765

Note 6: Investment in Putnam Prime Money Market Fund and
Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2009, management fees paid were reduced by $2,784 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $26,421 for the year ended July 31, 2009. During the year ended July 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $73,164,134 and $120,358,864, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September  24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $260,297 for the year ended July 31, 2009. During the year ended July 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $599,162,519 and $406,457,154, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans an be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the year ended July 31, 2009, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 39.89% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2009, the fund hereby designates 42.33%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $66,680,290 of distributions paid as qualifying to be taxed as interest-related dividends, and $0 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return

Absolute Return 100 Fund Absolute Return 300 Fund Absolute Return 500 Fund Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and
	Executive Vice President, Principal	Assistant Treasurer
Marketing Services	Executive Officer, Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Jonathan S. Horwitz	and Assistant Clerk
Senior Vice President and Treasurer
Custodian		Nancy E. Florek
State Street Bank and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
	Vice President and Principal	Treasurer and Proxy Manager
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN021 257724 9/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2009	$274,709	$--	$9,122	$3,191*
July 31, 2008	$338,593	$--	$12,755	$1,247*

* Includes fees of $3,191 and $1,247 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2009 and July 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2009 and July 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $533,197 and $ 92,241 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2009	$ -	$ 485,847	$ -	$ -
July 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 29, 2009